CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
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As independent public accountants, we hereby consent to the incorporation by reference in this Form N-1A registration statement of our report dated January 12, 2001, included in the AFL-CIO Housing Investment Trust's Annual Report for the year ended December 31, 2000 and to all references to our firm included in this Form N-1A registration statement.

                                           /s/ Arthur Andersen LLP
                                               Arthur Andersen LLP

April 27, 2001
Vienna, VA